SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------
                       Deutsche CROCI (Reg. TM) U.S. Fund




THE FOLLOWING CHANGES ARE EFFECTIVE IMMEDIATELY:

The following disclosure replaces similar disclosure contained under the "Management process" sub-heading of the "PRINCIPAL INVESTMENT STRATEGY" sections of the summary section and "Fund Details" section of the fund's prospectus.


MANAGEMENT PROCESS. Portfolio management will select stocks of companies that offer economic value, utilizing the CROCI (Reg. TM) strategy as one factor, among other factors. Under the CROCI (Reg. TM) strategy, economic value is measured using various metrics such as the CROCI (Reg. TM) Economic Price Earnings Ratio. The CROCI (Reg. TM) Economic Price Earnings Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI (Reg. TM) Economic Price Earnings Ratio and other CROCI (Reg. TM) metrics may be adjusted from time to time. The CROCI (Reg. TM) strategy may apply other measures of company valuation, as determined by the CROCI (Reg. TM) Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI (Reg. TM) strategy in selecting investments. At times, the number of stocks held in the fund may be higher or lower than 40 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.


The fund is rebalanced periodically in accordance with the CROCI (Reg. TM) strategy's rules (re-selecting the approximately 40 stocks that make up the fund). During the selection process, certain portfolio selection buffers are applied in an attempt to reduce portfolio turnover. Portfolio management will take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity and trading controls and managing the portfolio with tax efficiency in mind.


The CROCI (Reg. TM) strategy is supplied by the CROCI (Reg. TM) Investment Strategy and Valuation Group, a unit within Deutsche Asset & Wealth Management, through a licensing agreement with the fund's Advisor.



               Please Retain This Supplement for Future Reference



November 17, 2015
PROSTKR-559

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